SCHEDULE 14A INFORMATION

                     PROXY STATEMENT PURSUANT TO SECTION 14(a)
                       OF THE SECURITIES EXCHANGE ACT OF 1934
                                 (Amendment No.  )



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                   Filed by the Registrant                      /
X /

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                   Filed by a party other than the Registrant   /
 /

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         Check the appropriate box:
          ----
         / X /     Preliminary Proxy Statement
         ----
          ----
         /   /     Confidential, for Use of the Commission Only
(as
         ----      permitted by Rule 14a-6(e)(2))
          ----
         /   /     Definitive Proxy Statement
         ----
          ----
         /   /     Definitive Additional Materials
         ----
          ----
         /   /     Soliciting Material Pursuant to Sec.
240.14a-11(c) or
         ----      Sec. 240.14a-12

                          PUTNAM OTC EMERGING GROWTH FUND
                  (Name of Registrant as Specified In Its
Charter)

                   (Name of Person(s) Filing Proxy Statement if
                               other than Registrant)

         Payment of Filing Fee (Check the appropriate box):
          ----
         / X /     No fee required
         ----
          ----
         /   /     Fee computed on table below per Exchange Act
         ----      Rule 14a-6(i)(1) and 0-11

                   (1)  Title of each class of securities to
which
                        transaction applies:

                   (2)  Aggregate number of securities to which
                        transaction applies:

                   (3) Per unit price or other underlying value of
                        transaction computed pursuant to Exchange
Act Rule

                        0-11 (set forth the amount on which the
filing fee
                        is calculated and state how it was
determined):

                   (4)  Proposed maximum aggregate value of
transaction:

                   (5)  Total fee paid:
          ----
         /   /     Fee paid previously with preliminary
materials.
         ----
          ----
         /   /     Check box if any part of the fee is offset as
         ----      provided by Exchange Act Rule 0-11(a)(2) and
identify
                   the filing for which the offsetting fee was
paid
                   previously. Identify the previous filing by registration statement number, or the Form or
Schedule
                   and the date of its filing.

                   (1)  Amount Previously Paid:

                   (2)  Form, Schedule or Registration Statement
No.:

                   (3)  Filing Party:

                   (4)  Date Filed:

         IMPORTANT INFORMATION
         FOR SHAREHOLDERS IN
         PUTNAM OTC EMERGING GROWTH FUND

         The document you hold in your hands contains your proxy statement and proxy card.  A proxy card is, in essence, a ballot.
When you
         vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees'
         recommendations on pages [ ] and [ ].

         We urge you to spend a couple of minutes with the proxy statement, fill out your proxy card, and return it to
us.  When
         shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

         We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.

                             (PUTNAM LOGO APPEARS HERE)
                              BOSTON * LONDON * TOKYO

         Table of contents

         A Message from the Chairman
                                  1

         Notice of Shareholder Meeting
                                    2

         Trustees' Recommendations
                              [5]


         Proxy card enclosed























         If you have any questions, please contact us at the special toll-
         free number we have set up for you (1-800-225-1581) or call your financial adviser.

         A Message from the Chairman

         (Photograph of George Putnam appears here)

         Dear Shareholder:

         I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the
         enclosed proxy. We are asking for your vote on the following matters:

         1.   Electing Trustees to oversee your fund;

         2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year;

         3. Approving amendments to certain of your fund's fundamental investment restrictions; and

         4. Approving the elimination of certain of your fund's fundamental investment restrictions.

         Although we would like very much to have each shareholder attend their fund's meeting, we realize this is not possible.
Whether
         or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

         I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't.
         When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations.
All
         shareholders benefit from the speedy return of proxies.

         Your vote is important to us. We appreciate the time and
         consideration that I am sure you will give this important matter.
         If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at
         1-800-225-1581.

                                       Sincerely yours,

                                       (signature of George
Putnam)
                                       George Putnam, Chairman

         PUTNAM OTC EMERGING GROWTH FUND
         Notice of a Meeting of Shareholders


         This is the formal agenda for your fund's shareholder meeting.
         It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

         To the Shareholders of Putnam OTC Emerging Growth Fund:

         A Meeting of Shareholders of your fund will be held on February 6, 1997 at 2:00 p.m., Boston time, on the eighth floor
         of One Post Office Square, Boston, Massachusetts, to consider the following:

         1.      Electing Trustees.  See page [   ].

         2.      Ratifying the selection by the Trustees of the
                 independent auditors of your fund for its
current fiscal
                 year.  See page [   ].

         3.A.    Approving an amendment to the fund's fundamental
                 investment restriction with respect to
diversification.
                 See page [   ].

         3.B.    Approving an amendment to the fund's fundamental
                 investment restriction with respect to
investments in the
                 voting securities of a single issuer.  See page
[   ].

         3.C.    Approving an amendment to the fund's fundamental
                 investment restriction with respect to making
loans.  See
                 page [   ].

         3.D.    Approving an amendment to the fund's fundamental
                 investment restriction with respect to
investments in
                 real estate.  See page [     ].

         3.E.    Approving an amendment to the fund's fundamental
                 investment restriction with respect to
concentration of
                 its assets.  See page [   ].

         3.F.    Approving an amendment to the fund's fundamental
                 investment restriction with respect to
investments in
                 commodities.  See page [   ].

         4.A.    Approving the elimination of the fund's
fundamental
                 investment restriction with respect to
investments in
                 securities of issuers in which management of the
fund or
                 Putnam Investment Management owns securities.
See page
                 [   ].

         4.B.    Approving the elimination of the fund's
fundamental
                 investment restriction with respect to margin
                 transactions.  See page [   ].

         4.C.    Approving the elimination of the fund's
fundamental
                 investment restrictions with respect to short
sales.  See
                 page [   ].

         4.D.    Approving the elimination of the fund's
fundamental
                 investment restriction with respect to pledging
assets.
                 See page [   ].

         4.E.    Approving the elimination of the fund's
fundamental
                 investment restriction with respect to
investments in
                 restricted securities.  See page [   ].

         4.F.    Approving the elimination of the fund's
fundamental
                 investment restriction with respect to
investments in
                 certain oil, gas and mineral interests.  See
page [   ].

         4.G.    Approving the elimination of the fund's
fundamental
                 investment restriction with respect to investing
to gain
                 control of a company's management.  See page [
].

         4.H.    Approving the elimination of the fund's
fundamental
                 investment restrictions with respect to
investments in
                 other investment companies.  See page [   ].

         4.I.    Approving the elimination of the fund's
fundamental
                 investment restriction with respect to options
                 transactions.  See page [   ].

         4.J.    Approving the elimination of the fund's
fundamental
                 investment restriction prohibiting the fund from investing in real estate as prohibited by German law.
                 See page [  ].

         5. Transacting other business as may properly come before
                 the meeting.

         By the Trustees

         George Putnam, Chairman
         William F. Pounds, Vice Chairman

         Jameson A. Baxter                   Robert E. Patterson
         Hans H. Estin                       Donald S. Perkins
         John A. Hill                        George Putnam, III
         Ronald J. Jackson                   Eli Shapiro
         Elizabeth T. Kennan                 A.J.C. Smith
         Lawrence J. Lasser                  W. Nicholas
Thorndike

         WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED
PROXY IN
         THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE
REPRESENTED AT
         THE MEETING.


         November ___, 1996

         Proxy Statement

         This document will give you the information you need to vote on the matters listed on the previous pages. Much of the information in the proxy statement is required under rules of the
         Securities and Exchange Commission ("SEC"); some of it is
         technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial adviser.

         Who is asking for my vote?

         The enclosed proxy is solicited by the Trustees of Putnam OTC
         Emerging Growth Fund for use at the Meeting of Shareholders of
         the fund to be held on February 6, 1997, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous pages).

         How do your fund's Trustees recommend that shareholders vote on these proposals?

         The Trustees recommend that you vote

         1.   For the election of all nominees;

         2. For selecting Coopers & Lybrand L.L.P. as the independent auditors of your fund;

         3.A. For amending the fund's fundamental investment restriction with respect to diversification;

         3.B. For amending the fund's fundamental investment restriction with respect to investments in the voting securities of a
              single issuer;

         3.C. For amending the fund's fundamental investment restriction with respect to making loans;

         3.D. For amending the fund's fundamental investment restriction with respect to investments in real estate;

         3.E. For amending the fund's fundamental investment restriction with respect to concentration of its assets;

         3.F. For amending the fund's fundamental investment restriction with respect to investments in commodities;

         4.A. For eliminating the fund's fundamental investment
              restriction with respect to investments in securities of
              issuers in which management of the fund or Putnam
Investment
              Management owns securities;

         4.B.    For eliminating the fund's fundamental
investment
                 restriction with respect to margin transactions;

         4.C.    For eliminating the fund's fundamental
investment
                 restrictions with respect to short sales;

         4.D.    For eliminating the fund's fundamental
investment
                 restriction with respect to pledging assets;

         4.E.    For eliminating the fund's fundamental
investment
                 restriction with respect to investments in
restricted
                 securities;

         4.F.    For eliminating the fund's fundamental
investment
                 restriction with respect to investments in
certain oil,
                 gas and mineral interests;

         4.G.    For eliminating the fund's fundamental
investment
                 restriction with respect to investing to gain
control of
                 a company's management;

         4.H.    For eliminating the fund's fundamental
investment
                 restrictions with respect to investments in
other
                 investment companies;

         4.I.    For eliminating the fund's fundamental
investment
                 restriction with respect to options
transactions; and

         4.J.    For eliminating the fund's fundamental
investment
                 restriction prohibiting the fund from investing
in real
                 estate as prohibited by German law.

         Who is eligible to vote?

         Shareholders of record at the close of business on November 8, 1996, are entitled to be present and to vote at the
         meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders of record on or about November __, 1996.

         Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders'
         instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees'
         recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

         The Proposals

         1.      ELECTION OF TRUSTEES

         Who are the nominees for Trustees?

         The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at fourteen and that you vote for the election of the nominees described below. Each nominee is
         currently a Trustee of your fund and of the other Putnam funds.

         The Nominating Committee of the Trustees consists solely of
         Trustees who are not "interested persons" (as defined in the
         Investment Company Act of 1940) of your fund or of Putnam
         Investment Management, Inc., your fund's investment manager
         ("Putnam Management").


         Jameson Adkins Baxter
         [Insert Picture]

         Ms. Baxter, age 53, is the President of Baxter
Associates, Inc.,
         a management and financial consulting firm which she founded in
         1986. During that time, she was also a Vice President and
         Principal of the Regency Group, Inc., and a Consultant to First
         Boston Corporation, both of which are investment banking firms.
         From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First
Boston.

         Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Federal Savings Bank, and ASHTA
Chemicals,
         Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years;
an
         Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of
         Good Shepherd Hospital.  Ms. Baxter is a graduate of
Mount
         Holyoke College.


         Hans H. Estin
         [Insert Picture]

         Mr. Estin, age 68, is a Chartered Financial Analyst and the Vice
         Chairman of North American Management Corp., a registered
         investment adviser serving individual clients and their families.
         Mr. Estin currently also serves as a Director of The
Boston
         Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe
Deposit and
         Trust Company; a Corporation Member of Massachusetts
General
         Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston
         University and is currently active in various other civic
         associations, including the Boys & Girls Clubs of Boston, Inc.

         Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.



         John A. Hill
         [Insert Picture]

         Mr. Hill, age 54, is the Chairman and Managing Director of First
         Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

         Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including
Associate
         Director of the Office of Management and Budget and Deputy
         Administrator of the Federal Energy Administration.

         Mr. Hill currently also serves as a Director of Snyder
Oil
         Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra,
Inc., an
         oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve
Funds.
         He is also a Member of the Board of Advisors of Fund
Directions.
         He is currently active in various business associations, including the Economic Club of New York, and lectures on energy
         issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


         Ronald J. Jackson
         [Insert Picture]

         Mr. Jackson, age 52, was Chairman of the Board,
President and
         Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as
         President and Chief Executive Officer of Stride-Rite,
Inc., a
         manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner
Parker Toys,
         Inc., a major toy and game manufacturer, from 1985 to 1987.
         Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing
for Parker
         Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel.

         Mr. Jackson currently serves as a Director of Safety
1st, Inc., a
         company which markets a wide range of child care and safety products. He also serves as a Trustee of Salem Hospital and an

         Overseer of the Peabody Essex Museum. He previously served as a
         Director of a number of public companies including
Fisher-Price,
         Inc., Kenner Parker Toys, Inc., Stride-Rite, Inc., and
Mattel,
         Inc., a major toy manufacturer. Mr. Jackson is a graduate of
         Michigan State University Business School.


         Elizabeth T. Kennan
         [Insert Picture]

         Ms. Kennan, age 58, is President Emeritus and Professor of Mount
         Holyoke College.  From 1978 through June 1995, she was
President
         of Mount Holyoke College. From 1966 to 1978, she was on the
         faculty of Catholic University, where she taught history and published numerous articles.

         Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast
Utilities,
         the Kentucky Home Life Insurance Companies, and Talbots.
She
         also serves as a Member of The Folger Shakespeare
Library
         Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms.
Kennan is
         a graduate of Mount Holyoke College, the University of Washington
         and St. Hilda College at Oxford University and holds several honorary doctorates.


         Lawrence J. Lasser*
         [Insert Picture]

         Mr. Lasser, age 54, is the Vice President of your fund and the other Putnam funds.  He has been the President, Chief
Executive
         Officer and a Director of Putnam Investments, Inc. and
Putnam
         Management since 1985, having begun his career there in 1969.

         Mr. Lasser currently also serves as a Director of Marsh
&
         McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job
market
         internship program for minority high school and college students.
         He is a Member of the Board of Overseers of the Museum of
         Science, the Museum of Fine Arts and the Isabella
Stewart Gardner
         Museum in Boston.  He is also a Trustee of the Beth
Israel
         Hospital and Buckingham, Browne and Nichols School.  Mr.
Lasser
         is a graduate of Antioch College and Harvard Business
School.

         Robert E. Patterson
         [Insert Picture]

         Mr. Patterson, age 51, is the Executive Vice President and
         Director of Acquisitions of Cabot Partners Limited
Partnership, a
         registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was
         the Executive Vice President of Cabot, Cabot & Forbes
Realty
         Advisors, Inc., the predecessor company of Cabot
Partners.  Prior
         to that, he was a Senior Vice President of the Beal
Companies, a
         real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive
Director of
         the Massachusetts Industrial Finance Agency.

         Mr. Patterson currently also serves as Chairman of the Joslin
         Diabetes Center and as a Director of Brandywine Trust
Company.
         Mr. Patterson is a graduate of Harvard College and Harvard Law
         School.


         Donald S. Perkins*
         [Insert Picture]

         Mr. Perkins, age 69, is the retired Chairman of the Board of
         Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and
         Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins
Engine
         Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation
         providing financial staffing services, Illinova and Illinois
         Power Co., Inland Steel Industries, Inc., LaSalle Street
Fund,
         Inc., a real estate investment trust, Lucent
Technologies Inc.,
         Springs Industries, Inc., a textile manufacturer, and Time
         Warner, Inc., one of the nation's largest media conglomerates.
         He previously served as a Director of several other major public corporations, including Corning Glass Works, Eastman
Kodak
         Company, Firestone Tire & Rubber Company and Kmart
Corporation.

         Mr. Perkins currently also serves as a Trustee and Vice
Chairman
         of Northwestern University and as a Trustee of the Hospital
         Research and Education Trust. He is currently active in various civic and business associations, including the Business
Council
         and the Civic Committee of the Commercial Club of Chicago, of
         which he is the founding Chairman. Mr. Perkins is a graduate of
         Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.

         William F. Pounds
         [Insert Picture]

         Dr. Pounds, age 68, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the
         Alfred P. Sloan School of Management at the
Massachusetts
         Institute of Technology since 1961 and served as Dean of that
         School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past
Chairman
         of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust
Company.

         Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., EG&G, Inc., Perseptive Biosystems,
Inc.,
         Management Sciences For Health, Inc. and Sun Company,
Inc.  He is
         also a Trustee of the Museum of Fine Arts in Boston; an Overseer
         of WGBH Educational Foundation, and a Fellow of The
American
         Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc. and General Mills, Inc.  Dr.
Pounds is a
         graduate of Carnegie-Mellon University.

         George Putnam*
         [Insert Picture]

         Mr. Putnam, age 70, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a
Director
         of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since
         1951, including Chief Executive Officer from 1961 to
1973.  He is
         a former Overseer and Treasurer of Harvard University; a past
         Chairman of the Harvard Management Company; and a Trustee
         Emeritus of Wellesley College and Bradford College.

         Mr. Putnam currently also serves as a Director of The
Boston
         Company, Inc., Boston Safe Deposit and Trust Company,
Freeport-
         McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan
Oil and
         Gas, Inc., mining and natural resources companies, General Mills,
         Inc., Houghton Mifflin Company, a major publishing company, and
         Rockefeller Group, Inc., a real estate manager. He is also a
         Trustee of Massachusetts General Hospital, McLean
Hospital,
         Vincent Memorial Hospital, WGBH Educational Foundation and the
         Museum of Fine Arts and the Museum of Science in Boston;
the New
         England Aquarium; an Overseer of Northeastern
University; and a
         Fellow of The American Academy of Arts and Sciences.
Mr. Putnam
         is a graduate of Harvard College and Harvard Business
School and
         holds honorary doctorates from Bates College and Harvard
         University.

         George Putnam, III*
         [Insert Picture]

         Mr. Putnam, age 45, is the President of New Generation
Research,
         Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New
         Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr.
         Putnam was an attorney with the Philadelphia law firm
Dechert
         Price & Rhoads.

         Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society. He is also a Trustee of the Sea
         Education Association and St. Mark's School and an
Overseer of
         the New England Medical Center. Mr. Putnam is a graduate of
         Harvard College, Harvard Business School and Harvard Law
School.


         Eli Shapiro
         [Insert Picture]

         Dr. Shapiro, age 80, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred P. Sloan School of
Management
         at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business
School,
         The University of Chicago School of Business and
Brooklyn
         College. During his academic career, Dr. Shapiro authored
         numerous publications concerning finance and related topics. He previously served as the President and Chief Executive
Officer of
         the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

         Dr. Shapiro is a past Director of many companies, including
         Nomura Dividend Income Fund, Inc., a privately held registered investment company managed by Putnam Management, Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics
and
         related products, Avis Corporation, a car rental company,
         Connecticut Bank and Trust Company, Connecticut National
Gas
         Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers'
Corporation, an
         insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke
College and the
         Putnam funds (from 1984 to 1989).

         Dr. Shapiro is a Fellow of The American Academy of Arts and
         Sciences and is active in various professional and civic associations, including the American Economic
Association, the

         American Finance Association and the Council on Foreign
         Relations.  Dr. Shapiro is a graduate of Brooklyn
College and
         Columbia University.


         A.J.C. Smith*
         [Insert Picture]

         Mr. Smith, age 62, is the Chairman and Chief Executive
Officer of
         Marsh & McLennan Companies, Inc. He has been employed by Marsh &
         McLennan and related companies in various capacities since 1961.
         Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central
Park
         Conservancy, The American Institute for Chartered
Property
         Underwriters, and is a Founder of the Museum of Scotland
Society.
         He was educated in Scotland and is a Fellow of the Faculty of
         Actuaries in Edinburgh, a Fellow of the Canadian
Institute of
         Actuaries, a Fellow of the Conference of Actuaries in Public
         Practice, an Associate of the Society of Actuaries, a Member of
         the American Academy of Actuaries, the International
Actuarial
         Association and the International Association of Consulting
         Actuaries.


         W. Nicholas Thorndike**
         [Insert Picture]

         Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including
Data General
         Corporation, a computer and high technology company, Bradley Real
         Estate, Inc., a real estate investment firm, Providence
Journal
         Co., a newspaper publisher and owner of television stations, and
         Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates,
Massachusetts
         General Hospital, where he previously served as chairman and president, and Northeastern University.

         Prior to December 1988, he was the Chairman of the Board and
         Managing Partner of Wellington Management
Company/Thorndike,
         Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds
         (now The Vanguard Group) and was the Chairman and a Director of
         Ivest Fund, Inc.  Mr. Thorndike is a graduate of Harvard
College.


         ----------------------------

         * Nominees who are or may be deemed to be "interested persons"
              (as defined in the Investment Company Act of 1940) of your fund, Putnam Management and Putnam Mutual Funds
Corp.

              ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam
              Management. Messrs. Putnam, Lasser, and Smith are deemed
              "interested persons" by virtue of their positions as
              officers or shareholders of your fund, or directors of
              Putnam Management, Putnam Mutual Funds or Marsh &
McLennan
              Companies, Inc., the parent company of Putnam
Management and
              Putnam Mutual Funds.  Mr. George Putnam, III, Mr.
Putnam's
              son, is also an "interested person" of your fund, Putnam
              Management and Putnam Mutual Funds. Mr. Perkins may be
              deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its
              subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the
              retail sale of shares of certain Putnam funds in the
              ordinary course of their business. The balance of the
              nominees are not "interested persons."

         **   In February 1994 Mr. Thorndike accepted appointment
as a
              successor trustee of certain private trusts in
which he has
              no beneficial interest.  At that time he also
became
              Chairman of the Board of two privately owned
corporations
              controlled by such trusts, serving in that capacity
until
              October 1994.  These corporations filed voluntary
petitions
              for relief under Chapter 11 of the U.S. Bankruptcy
Code in
              August 1994.

         Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. [Except for Dr. Shapiro and Mr. Jackson, all the nominees were elected by the
         shareholders in October 1994.  Dr. Shapiro and Mr.
Jackson were
         elected by the other Trustees in April 1995 and May
1996,
         respectively.] As indicated above, Dr. Shapiro also previously served as a Trustee of the Putnam funds from 1984 to 1989. The
         14 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may recommend that the shareholders fix the number of Trustees at less than 14 for your
         fund.

         What are the Trustees' responsibilities?
         Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as
         the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam
         Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

         Do the Trustees have a stake in your fund?
         The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds.  The
Trustees
         allocate their investments among the more than 99 Putnam funds based on their own investment needs. The Trustees' aggregate investments in the Putnam funds total over $47 million.
The
         table below lists each Trustee's current investments in the fund and in the Putnam funds as a group.

                                Year first
                            Number of  shares of
       Number of shares  of all
         Trustees                elected           the  fund
owned as     Putnam  funds owned as
                                as  Trustee        of [      ,
1996*]    of  [      , 1996**]
                                of the

                                 Putnam

                                funds




         Jameson                1994

         A.

         Baxter




         Hans                   1972

         H.

         Estin




         John                   1985

         A.

         Hill




         Ronald                 1996

         J.

         Jackson




         Elizabeth              1992

         T.

         Kennan




         Lawrence               1992

         J.

         Lasser




         Robert                 1984

         E.

         Patterson




         Donald                 1982

         S.

         Perkins




         William                1971

         F.

         Pounds




         George                 1957

         Putnam




         George                 1984

         Putnam,

         III




         Eli                    1995       ***

         Shapiro




         A.J.C.                 1986

         Smith




         W.                     1992

         Nicholas

         Thorndike




         * [Except as noted below,] [Each/each] Trustee has sole investment power and sole voting power with respect to his or her shares of the fund.

         **   These holdings do not include shares of Putnam
money market funds.

         *** Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1989.

              As of [_________, 1996], the Trustees and officers of the fund owned a total of
              [      ] shares of the fund, comprising less than
1% of its outstanding shares on
              that date.  [A total of [    ] of these shares are
held by certain "interested"
              Trustees and officers of your fund and Putnam Management in their Putnam Investments,
              Inc. Profit Sharing Retirement Plan accounts. Each individual accountholder has sole investment power and shared voting power with respect to his/her account.]

         What are some of the ways in which the Trustees represent
         shareholder interests?
         The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to
         represent shareholder interests:

              - by carefully reviewing your fund's investment performance on an individual basis with your fund's
                   managers;

              - by also carefully reviewing the quality of the various
                   other services provided to the funds and their shareholders by Putnam Management and its affiliates;

              -    by discussing with senior management of Putnam
                   Management steps being taken to address any performance
                   deficiencies;

              -    by reviewing the fees paid to Putnam
Management to
                   ensure that such fees remain reasonable and competitive
                   with those of other mutual funds, while at the same
                   time providing Putnam Management sufficient resources
                   to continue to provide high quality services in the
                   future;

              - by monitoring potential conflicts between the funds and
                   Putnam Management and its affiliates to ensure that the
                   funds continue to be managed in the best interests of
                   their shareholders;

              - by also monitoring potential conflicts among funds to
                   ensure that shareholders continue to realize the
                   benefits of participation in a large and diverse family
                   of funds.


         How often do the Trustees meet?
         The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other
         Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews
         matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques;
         the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal
         Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating
Committee,
         which is responsible for selecting nominees for election as
         Trustees.

         Each Trustee generally attends at least two formal
committee
         meetings during such monthly meeting of the Trustees.
During
         1995, the average Trustee participated in approximately
40
         committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio
         Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year.
         The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities.
         Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

         What are the Trustees paid for their services?
         Your fund pays each Trustee a fee for his or her services. Each
         Trustee also receives fees for serving as Trustee of the other
         Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The fees paid to each
         Trustee by your fund and by all of the Putnam funds are shown below:

         Compensation Table


Total
                                           Aggregate
compensation
                                        compensation
from all
         Trustees                     from the fund*      Putnam
funds**



         Jameson A. Baxter             $2,589
$150,854
         Hans H. Estin                  2,574
150,854
         John A. Hill***                2,550
149,854
         Ronald J. Jackson***,****        549
N/A
         Elizabeth T. Kennan            2,574
148,854
         Lawrence J. Lasser             2,545
150,854
         Robert E. Patterson            2,763
152,854
         Donald S. Perkins              2,559
150,854
         William F. Pounds*****         2,620
149,854
         George Putnam                  2,574
150,854
         George Putnam, III             2,574
150,854
         Eli Shapiro******              2,783
95,372
         A.J.C. Smith                   2,545
149,854
         W. Nicholas Thorndike          2,738
152,854


         * Includes an annual retainer and an attendance fee for each meeting attended.

         **   Reflects total payments received from all Putnam
funds in the
              most recent calendar year.  As of December 31,
1995, there were
              99 funds in the Putnam family.

         *** Includes compensation deferred during the fiscal year pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable to Mr. Hill and Mr.
Jackson by
              the fund as of July 31, 1996 were $2,605 and $491, respectively, including income earned on such amounts.

         **** Elected as a Trustee in May 1996.

         *****Includes additional compensation for services as Vice Chairman of the Putnam Funds.

         ******Elected as a Trustee in April 1995.

         Your fund's Trustees have approved Retirement Guidelines for
         Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee retainer fees paid by each fund at the time of retirement.  Several retired
Trustees are
         currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees will receive similar benefits upon their retirement. A Trustee who retired in calendar 1995 and was eligible to receive benefits under these Guidelines would have received an annual benefit of $66,749, based upon the aggregate retainer fees paid by the Putnam funds for such year.
The Trustees
         reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

         For additional information about your fund, including further information about its Trustees and officers, please see
"Further
         Information About Your Fund," on page [  ].

         Putnam Investments

         Putnam Investment Management, Inc. and its affiliates,
Putnam Mutual
         Funds, the principal underwriter for shares of your fund and Putnam
         Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post
         Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New
         York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

         2.  SELECTION OF INDEPENDENT AUDITORS

         Coopers & Lybrand L.L.P., One Post Office Square,
Boston,
         Massachusetts, independent accountants, has been selected by the
         Trustees as the auditor of your fund for the current fiscal year.
         Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

         A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

         PROPOSALS 3 AND 4

         As described in the following proposals, the Trustees are
         recommending that shareholders approve a number of changes to your fund's fundamental investment restrictions, including the
         elimination of certain of these restrictions. The purpose of these changes is to standardize the investment restrictions of all of the
         Putnam funds, including your fund where appropriate, and in certain cases to increase the fund's investment flexibility. By having standard investment restrictions for all Putnam funds, Putnam
         Management will be able to more easily monitor each fund's compliance with its investment policies. Many of these changes will have little practical effect on the way the fund is managed given the fund's current investment objective and policies.

         Several of the proposals request that certain fundamental
         restrictions be made non-fundamental, so that the fund would have the ability to modify or eliminate these restrictions at a later date without shareholder approval. These fundamental restrictions were originally adopted to comply with state securities law requirements, but are no longer applicable to the fund due to recently enacted federal legislation that effectively eliminated the ability of states to impose investment limitations on regulated investment companies like the fund. It is anticipated that, in early 1997, Putnam Management will recommend to the Trustees that some or all of the non-fundamental restrictions of the Putnam funds, including your fund, be removed. Of course, to the extent any of these restrictions are removed, the fund's prospectus or statement of additional information would be revised as appropriate.

         The adoption of any of these proposals is not contingent on the adoption of any other proposal.


         3.A. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION WITH
              RESPECT TO DIVERSIFICATION

         The Trustees are recommending that the fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the fund the maximum investment flexibility permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund, as a diversified fund, generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities).
         The remaining 25% of the fund's total assets is not subject to this restriction.

         The fund's current restriction is more restrictive, and states that the fund may not:

              "Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to
              obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities."

         The proposed amended fundamental investment restriction is set forth below.

              "The fund may not ...

              With respect to 75% of its total assets, invest in the
              securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund
              (taken at current value) would be invested in the securities of such issuer; provided that this limitation
              does not apply to obligations issued or guaranteed as to
              interest or principal by the U.S. government or its agencies or instrumentalities."

         If the proposed change is approved, the fund will be able to invest up to 25% of its total assets in the securities of any one issuer.
         The amended restriction would continue to exclude from its limitations U.S. government securities. Following the amendment, the fund would continue to be a diversified investment company for purposes of the 1940 Act.

         Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective.
However,
         during times when Putnam Management invests a higher percentage of the fund's assets in one or more issuers, the value of the fund's shares may fluctuate more widely than the value of shares of a portfolio investing in a larger number of issuers.

         Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         3.B. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION WITH
              RESPECT TO INVESTMENTS IN THE VOTING SECURITIES OF
A SINGLE
              ISSUER

         The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the fund the maximum flexibility permitted under the 1940 Act.  The
1940 Act
         prohibits a diversified fund such as the fund from investing, with respect to 75% of its total assets, in the voting securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer. The fund's current investment restriction, which is more restrictive than the 1940
Act, states
         that the fund may not:

              "Acquire more than 10% of the voting securities of any issuer."

         The proposed amended fundamental investment restriction is set forth below.

              "The fund may not ...

              With respect to 75% of its total assets, acquire more than
              10% of the outstanding voting securities of any issuer."

         Putnam Management believes that limiting this restriction to 75% of the fund's total assets will enhance the fund's investment flexibility. Putnam Management has advised the Trustees that the current restriction could prevent the fund from investing in certain opportunities to the fullest extent that Putnam
Management believes
         would best serve the fund's investment objective.

         The amendment enables the fund to purchase more than 10% of the voting securities of an issuer with respect to 25% of the fund's total assets. To the extent the fund individually or with other funds and accounts managed by Putnam Management or its affiliates were to own all or a major portion of the outstanding voting securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these voting securities when Putnam Management believes it advisable to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held. In addition, certain of the companies in which the fund may invest a greater portion of its assets following the amendment could have relatively small equity market capitalizations (e.g., under $1 billion). Such companies often have limited product lines, markets or financial resources. The securities of these companies may trade less frequently and in limited volume, and only in the over-the-
         counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         3.C. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION WITH
              RESPECT TO MAKING LOANS

         The Trustees are recommending that the fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction expected to be used by other Putnam funds and to remove any asset limitations on the fund's ability to enter into repurchase agreements and securities loans. The current restriction states that the fund may not:

              "Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the fund's total assets (taken at current value), or by the lending of the fund's portfolio securities with
              respect to not more than 25% of its total assets."

         The proposed amended fundamental investment restriction is set forth below.

              "The fund may not ...

              Make loans, except by purchase of debt obligations in
              which the fund may invest consistent with its investment
              policies, by entering into repurchase agreements, or by
              lending its portfolio securities."

         Following the amendment, the fund may, consistent with its investment objective and policies and applicable law, enter into repurchase agreements and securities loans without limit. Putnam
         Management believes that this increased investment flexibility could assist the fund in achieving its investment objective.

         When the fund enters into a repurchase agreement, it typically purchases a security for a relatively short period
(usually not more
         than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When the fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, but involve
         some risk to the fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         3.D.     AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
              WITH RESPECT TO INVESTMENTS IN REAL ESTATE

         The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in real estate be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the fund greater flexibility. The current restriction states that the fund may not:

              "Purchase or sell real estate, although it may purchase
              securities of issuers which deal in real estate, including securities of real estate investment trusts, and may
              purchase securities which are secured by interests in real estate."

         The proposed amended fundamental investment restriction is set forth below.

              "The fund may not ...

              Purchase or sell real estate, although it may purchase
              securities of issuers which deal in real estate, securities which are secured by interests in real estate,
              and securities which represent interests in real estate,
              and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or
              interests therein."

         The proposed amendment enables the fund to invest in a wide range of real estate-related investments, many in which the fund may already invest under the current restriction, including investments in companies which deal in real estate and securities secured by real estate. In addition, the fund would be able to own real estate directly as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of real estate may serve to protect the fund during times where an issuer of debt securities is unable to meet its obligations. Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective.

         To the extent the fund holds real estate-related securities, it will be subject to the risks associated with the real estate market.

         These risks may include declines in the value of real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interests rates will increase the costs of obtaining financing, which may result in a decrease in the value of such investments.

         In addition, in order to enforce its rights in the event of a default of an issuer of real estate-related securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations.
         This could increase the fund's operating expenses and adversely affect the fund's net asset value.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         3.E. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION WITH
              RESPECT TO CONCENTRATION OF ITS ASSETS

         The Trustees are recommending that the fund's fundamental investment restriction regarding concentration be revised to reflect the standard restriction expected to be used by other Putnam funds and to make it clear that the fund may invest more than 25% of its assets in the securities of the U.S. government, its agencies or instrumentalities. The current restriction states that the fund may not:

              "Invest more than 25% of the value of the total assets of the fund in any one industry."

         The proposed amended fundamental restriction is set forth below.

              "the fund may not ...

              Purchase securities (other than securities of the U.S.
              government, its agencies or instrumentalities) if, as a
              result of such purchase, more than 25% of the fund's total assets would be invested in any one industry."

         Putnam Management believes that this amendment will make it clear that the fund may invest in U.S. government securities without regard to the 25% limit. Putnam Management believes that the current restriction does not prevent the fund from investing in such securities without limit, because the SEC takes the position that
         U.S. government issuers, including agencies and instrumentalities of the U.S. government, are not members of any industry.
However, to
         avoid any ambiguity in the future, Putnam Management believes that this clarification should be made at this time.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         3.F. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION WITH
              RESPECT TO INVESTMENTS IN COMMODITIES

         The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in commodities be revised to reflect the standard restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

              "Purchase or sell commodities or commodity contracts, except that the fund may buy or sell financial futures contracts and related options."

         The proposed amended fundamental restriction is set forth below.

              "The fund may not ...

              Purchase or sell commodities or commodity contracts,
              except that the fund may purchase and sell financial
              futures contracts and options and may enter into foreign
              exchange contracts and other financial transactions not
              involving physical commodities."

         Under the revised restriction, the fund will continue to be able to engage in a variety of transactions involving the use of financial futures and options and foreign currencies, as well as various other financial transactions to the extent consistent with its investment objective and policies. Although the fund may already engage in many of these activities, Putnam Management believes that the revised language more clearly sets forth the fund's policy. The addition of financial transactions not involving physical
         commodities is intended to give the fund maximum flexibility to invest in a variety of financial instruments that could technically be considered commodities, but which do not involve the direct purchase or sale of physical commodities, which is the intended focus of the restriction.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         4.A. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION WITH
              RESPECT TO INVESTMENTS IN SECURITIES OF ISSUERS IN
WHICH
              MANAGEMENT OF THE FUND OR PUTNAM INVESTMENT
MANAGEMENT OWNS
              SECURITIES

         The Trustees are recommending eliminating the fund's fundamental investment restriction which prevents the fund from investing in the securities of issuers in which management of the fund or Putnam
         Management owns a certain percentage of securities and replacing it with a standard non-fundamental restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

              "Invest in securities of any issuer if, to the knowledge of the fund, officers and Trustees of the fund and officers and
              directors of Putnam Management who beneficially own more than
              0.5% of the securities of that issuer together own more than
              5%."

         The fund originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable to the fund. If this proposal is approved, the Trustees intend to replace this fundamental restriction with the following substantially identical non-fundamental investment restriction:

              "The fund may not. . .

              Invest in the securities of any issuer, if, to the knowledge of the fund, officers and Trustees of the fund and officers and directors of Putnam Management who beneficially own more than
              0.5% of the securities of that issuer together own more than 5%
              of such securities."

         By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

         If the restriction were to be eliminated, the fund would be able to invest in the securities of any issuer without regard to ownership in such issuer by management of the fund or Putnam
Management,
         except to the extent prohibited by the fund's investment policies or the 1940 Act.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         4.B. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION WITH
              RESPECT TO MARGIN TRANSACTIONS

         The Trustees are recommending that the fund's fundamental investment restriction with respect to margin transactions be eliminated and replaced by a standard non-fundamental investment restriction expected to be used by the other Putnam funds. "Margin transactions" involve the purchase of securities with money borrowed
         from a broker, with cash or eligible securities being used as collateral against the loan. The current restriction states that the fund may not:

              "Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial futures contracts or related
              options."

         The fund originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable to the fund. If the proposal is approved, the Trustees intend to replace this fundamental restriction with the following non-
         fundamental investment restriction:

              "The fund may not . . .

              Purchase securities on margin, except such short-term
              credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make
              margin payments in connection with financial futures
              contracts or options."

         The proposed restriction includes margin payments in connection with all options transactions, not just options on futures, in its exception.

         By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

         The fund's potential use of margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is currently limited by SEC guidelines which prohibit margin transactions because they create senior securities. The fund's ability to engage in margin transactions is also limited by its investment policies, which generally permit the fund to borrow money only in limited circumstances.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         4.C.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTIONS
                 WITH RESPECT TO SHORT SALES

         The Trustees are recommending that the fund's fundamental investment restrictions with respect to short sales be eliminated and replaced by one standard non-fundamental investment restriction expected to be used by other Putnam funds. The current restrictions state that the fund may not:

                 "Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open the fund owns an equal amount of such
                 securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short."

         The fund originally adopted the first restriction to comply with certain state securities laws requirements, which are no longer applicable to the fund. The fund originally adopted the second restriction at the request of German regulatory authorities in connection with the fund's offering of its shares in Germany. Since the fund no longer offers its shares in Germany, this restriction also is no longer applicable to the fund. For these reasons, Putnam
         Management has recommended that both restrictions be eliminated. If this proposal is approved, the Trustees intend to replace these fundamental restrictions with the following non-fundamental restriction:

                 "The fund may not ...

                 Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further
                 consideration, are convertible into or
exchangeable for
                 securities of the same issue as, and in equal amount to, the securities sold short."

         By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

         In a typical short sale, the fund borrows securities from a broker that it anticipates will decline in value in order to sell to a third party. The fund becomes obligated to return securities of the same issue and quantity at some future date, and it realizes a loss to the extent the securities increase in value and a profit to the extent the securities decline in value (after including any associated costs). Since the value of a particular security can increase without limit, the fund could potentially realize losses with respect to short sales in which the fund does not own or have the right to acquire at no added cost securities identical to those sold short that are significantly greater than the value of the securities at the time they are sold short.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         4.D.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO PLEDGING ASSETS

         The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's ability to pledge its assets be eliminated and replaced by a standard non-fundamental investment restriction expected to be used by other Putnam funds.
The current
         restriction states that the fund may not:

                 "Pledge, hypothecate, mortgage or otherwise encumber its
                 assets in excess of 15% of the fund's total assets (taken at cost) and then only to secure borrowings permitted by
                 restriction 1 above. (The deposit of securities and other
                 assets in escrow and other collateral
arrangements in
                 connection with the writing of covered call options and
                 collateral arrangements with respect to margin for financial futures contracts and related options are not deemed to be pledges or other encumbrances of assets.)"
[Restriction 1
                 referred to in this restriction permits the fund to borrow money in an amount equal to up to 10% of its total assets for certain limited purposes.]

         The fund originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable to the fund. If the proposal is approved, the Trustees intend to replace this fundamental restriction with the following non-
         fundamental investment restriction:

              "The fund may not ...

              Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of its total assets
              (taken at cost) in connection with permitted borrowings."

         This proposal would enable the fund to pledge up to one-third of its total assets in connection with fund borrowings; other activities which could be deemed to be pledges or other encumbrances, such as collateral arrangements with respect to certain forward commitments, futures contracts and options transactions, will not be restricted.

         Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective.
Further,
         Putnam Management believes that the fund's current limits on pledging may conflict with the fund's ability to borrow money to meet redemption requests or for extraordinary or emergency purposes.
         This conflict arises because banks may require borrowers such as the fund to pledge assets in order to collateralize the amount borrowed.
         These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan.
         If the fund needed to borrow the maximum amount permitted by its policies (currently 10% of its total assets), it might be possible that a bank would require collateral in excess of 15% of the fund's total assets. Thus, the current restriction could have the effect of reducing the amount that the fund may borrow in these situations.

         By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

         Pledging assets does entail certain risks. To the extent that the fund pledges its assets, the fund may have less flexibility in liquidating its assets. If a large portion of the fund's assets were involved, the fund's ability to meet redemption requests or other obligations could be delayed.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         4.E.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO INVESTMENTS IN RESTRICTED
SECURITIES

         The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's investments in securities subject to restrictions on resale, which are known as "restricted securities," be eliminated. The current fundamental investment restriction states that the fund may not:

                 "Purchase securities the disposition of which is restricted under federal securities laws if, as a result, such
                 investments would exceed 15% of the value of the fund's net assets, excluding restricted securities that have been
                 determined by the Trustees of the fund (or the person
                 designated by them to make such determinations) to be readily marketable."

         Putnam Management believes the restriction is unnecessary in light of current regulatory requirements and the fund's current investment policies, which prohibit the fund from investing more than 15% of its net assets in any combination of (a) securities which are not readily marketable, (b) securities restricted as to resale
         (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days.

         These requirements are currently reflected in the fund's non-
         fundamental policy with respect to illiquid investments.
Eliminating
         the fundamental restriction would therefore provide the fund with maximum flexibility to respond quickly to legal, regulatory and market developments regarding illiquid investments. If the restriction were no longer required, the Trustees could modify or eliminate the restriction to increase the fund's investment flexibility without the need for shareholder approval.

         To the extent the fund invests in illiquid investments, the fund may encounter difficulty in determining the fair value of such securities for purposes of computing net asset value.
In addition,
         the fund could encounter difficulty satisfying redemption requests within seven days if it could not readily dispose of its illiquid investments.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         4.F.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO INVESTMENTS IN CERTAIN OIL, GAS
AND MINERAL
                 INTERESTS

         The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in oil, gas and mineral leases, rights or royalty contracts be eliminated and replaced by a standard non-fundamental investment restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

                 "Buy or sell oil, gas, or other mineral leases, rights or
                 royalty contracts.

         The fund originally adopted the restriction to comply with certain state securities law requirements which are no longer applicable to the fund. If this proposal is approved, the Trustees intend to adopt the following non-fundamental restriction:

                 "The fund may not . . .

                 Buy or sell oil, gas or other mineral leases, rights or
                 royalty contracts, although it may purchase securities which represent interests in, are secured by interests in, or which are issued by issuers which deal in, such leases, rights or contracts, and it may acquire and dispose of such leases,
                 rights or contracts acquired through the exercise of its
                 rights as a holder of debt obligations secured thereby."

         By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

         Putnam Management believes that the current restriction is unnecessarily restrictive, and could prevent the fund from investing in certain opportunities to the fullest extent that Putnam
         Management believes would best serve the fund's investment objective. If the proposal is approved, the fund would be able to invest, consistent with applicable regulatory requirements, in a variety of securities the value of which is dependent upon the value of oil, gas and mineral interests, including securities which represent interests in, are secured by, or are issued by companies which deal in such interests. Also, in certain limited circumstances, the fund would be permitted to directly own oil, gas
         and mineral interests as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of such interests may serve to protect the fund during times where an issuer of debt securities is unable to meet its obligations.

         Investments in oil, gas and other mineral leases, rights or royalty contracts and in securities which derive their value in part from such instruments, entail certain risks. The prices of these investments are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political or military disturbances, the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing countries), the existence of cartels in such industries, the discovery of new reserves and the development of new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices, and the development of alternative energy sources and alternative uses for such materials and related products. In addition, in order to enforce its rights in the event of a default of an issuer of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the fund's operating expenses and adversely affect the fund's net asset value.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


         4.G.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO INVESTING TO GAIN CONTROL OF A
COMPANY'S
                 MANAGEMENT

         The Trustees are recommending that the fund's fundamental investment restriction which states that the fund may not "make investments for the purpose of gaining control of a company's management" be eliminated. Eliminating the restriction would make it clear that the fund can freely exercise its rights as a shareholder of the various companies in which it may invest, which activities could at times fall under the technical definition of control.
These rights
         may include the right to actively oppose or support the management of such companies. Putnam Management believes it would be in the best interest of the fund to eliminate the restriction.

         Putnam Management believes that eliminating this restriction will allow the fund maximum flexibility to protect the value of its investments through influencing management of companies in which it invests. Putnam Management believes that the fund should be allowed to freely communicate its views as a shareholder on matters of policy to management, the board of directors, and other shareholders when a policy may affect the value of the fund's investment.
         Activities in which the fund may engage might include the fund, either individually or with others, seeking changes in a company's goals, management, or board of directors, seeking the sale of some or all of a company's assets, or voting to participate in or oppose a takeover effort with respect to a company.  Although
Putnam
         Management believes that the fund currently may engage in such activities without necessarily violating this restriction, it believes that eliminating the restriction will eliminate any potential obstacle to the fund in protecting its interests as a shareholder.

         This area of corporate activity is highly prone to litigation, and whether or not the restriction is eliminated, the fund could be drawn into lawsuits related to these activities. The fund will direct its efforts toward those instances where Putnam
Management
         believes the potential for benefit to the fund outweighs potential litigation risks.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         4.H.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTIONS
                 WITH RESPECT TO INVESTMENTS IN OTHER INVESTMENT
COMPANIES

         The Trustees are recommending that the fund's fundamental investment restrictions with respect to investments in other investment companies be eliminated and replaced by a standard non-fundamental investment restriction expected be used by other Putnam funds. The restrictions state that the fund may not:

                 "Invest in the securities of other registered open-end
                 investment companies, except by purchases in the open market involving only customary brokers' commissions.

                 "Invest in securities of other investment companies,
                 including unit investment trusts, in
contravention of the
                 German Foreign Investment Law
(AuslandInvestmentGesetz)."

         The 1940 Act imposes limitations on the fund's ability to invest in other investment companies, but these limitations are less restrictive than the fund's current restrictions and are not required to be contained in a fundamental policy. In addition, the fund originally adopted the second restriction at the request of
         German regulatory authorities in connection with the fund's offering of its shares in Germany; since the fund no longer offers its shares in Germany, this restriction is no longer applicable to the fund.
         For these reasons, Putnam Management has recommended that both restrictions be eliminated. If the proposal is approved, the
         Trustees intend to replace the current restriction with the following non-fundamental investment restriction:

                 "The fund may not...

                 Invest in the securities of registered open-end investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers'
                 commissions."

         This non-fundamental restriction would allow the fund to acquire the securities of other registered open-end investment companies as part of a merger, consolidation or acquisition of assets, as well as through open market investments. Of course, any such acquisition would be subject to any restrictions imposed by the 1940
Act as may
         be in effect from time to time. Putnam Management believes that this enhanced flexibility could assist the fund in meeting its objective.

         By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         4.I.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO OPTIONS TRANSACTIONS

         The Trustees are recommending that the fund's fundamental investment restriction with respect to options transactions be eliminated. The current restriction states that the fund may not:

              "Purchase or sell put or call options, straddles, spreads or combinations thereof, except that, as permitted by the investment objective and policies described in the prospectus and this SAI, (i) the fund
              may write call options traded on a national securities
              exchange on securities which it owns and purchase options to close out call options written by it and
              (ii) may buy or sell options on financial futures contracts, as well as options on indices."

         The fund originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable to the fund. If the proposal is approved, the fund will be able to engage in a variety of options transactions for hedging purposes and to increase investment return. Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective.

         A call option gives the holder the right to purchase, and obligates the writer to sell, an asset, such as a security, a currency or a unit of an index, at the exercise price prior to or on the expiration date.
         A put option gives the holder the right to sell, and obligates the writer to buy, an asset at the exercise price prior to or on the expiration date. In order for a put option purchased by the fund to be profitable, the market price of the underlying asset must decline sufficiently below the exercise price to cover the premium and transaction costs paid by the fund. In order for a call option purchased by the fund to be profitable, the market price of the underlying asset must rise sufficiently above the exercise price to cover the premium and transaction costs paid by the fund. If an option expires unexercised, the fund will receive nothing for its premium payment.

         When the fund writes a call option, it gives up the opportunity to profit from any increase in the price of an asset above the exercise price of the option; when it writes a put option, the fund takes the risk that it will be required to purchase an asset from the option holder at a price above the current market price of that asset. The fund receives a premium for writing a call or a put option
         (representing the cost of the option), which increases the return if the option expires unexercised or is closed out at a net profit.

         The successful use of options depends on the ability of Putnam
         Management to forecast correctly interest rate and market movements.
         The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam
Management deems it
         desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. Disruptions such as trading interruptions or restrictions on option exercise in the markets for securities and other assets underlying options purchased or sold by the fund could result in losses on an option, including the entire investment by the fund in the option.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         4.J.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 PROHIBITING THE FUND FROM INVESTING IN REAL
ESTATE AS
                 PROHIBITED BY GERMAN LAW

                 The Trustees are recommending that the fund's fundamental
         investment restriction with respect to certain investments in real estate prohibited under German law be eliminated. The fund originally adopted this restriction at the request of German regulatory authorities in connection with the fund's offering of its shares in
         Germany.  The current restriction states that:

                 "The fund will not invest in real estate investment trusts or limited partnerships whose purpose is to acquire real estate solely for investment purposes in accordance with principals of diversification."

         Since the fund no longer offers its shares in Germany, this restriction is no longer applicable to the fund, and for that reason
         Putnam Management has recommended to the Trustees that the restriction be eliminated.

         In Proposal 3.D. above, it is proposed that the fund's fundamental investment restriction limiting the fund's investments in real estate be amended by the Trustees to state that that proposal will not be affected by this proposal.

         Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

         Further Information About Voting and the Shareholder
Meeting

         Quorum and Methods of Tabulation. Thirty percent of the shares entitled to vote -- present in person or represented by proxy --
         constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter)
         will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

         The tellers will count the total number of votes cast
"for" approval
         of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of
         Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

         Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

         Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

         Solicitation of proxies. In addition to soliciting proxies by mail,
         Trustees of your fund and employees of Putnam
Management, Putnam
         Fiduciary Trust Company and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law.
If these
         procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders'
         instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

         Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

         Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals.  Your fund has retained at its expense D.F.
King & Co.,
         Inc., 77 Water Street, New York, New York 10005, to aid in the
         solicitation of instructions for registered and nominee accounts, for a fee not to exceed [$2,500] plus reasonable out-of-pocket expenses for mailing and phone costs.

         Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

         Date for receipt of shareholders' proposals for subsequent meetings of shareholders. Your fund's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and your fund does not currently intend to hold such a meeting in 1997.
Shareholder
         proposals for inclusion in the proxy statement for any subsequent meeting must be received by your fund within a reasonable period of time prior to any such meeting.

         Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than
         60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned.
         The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

         Financial information. Your fund will furnish, without charge, to you upon request a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor
         Services, P.O. Box 41203, Providence, RI  02940-1203 or
1-800-225-
         1581.

         Further Information About Your Fund

         Limitation of Trustee liability.  The Agreement and
Declaration of
         Trust of your fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         Audit and Nominating Committees. The voting members of the Audit
         Committee of your fund include only Trustees who are not "interested persons" of the fund by reason of any affiliation with Putnam
         Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins (without vote), Putnam,
         III (without vote), Shapiro, Smith (without vote), and
Ms. Kennan.
         The Nominating Committee consists only of Trustees who are not
         "interested persons" of your fund or Putnam Management.
The
         Nominating Committee currently consists of Dr. Pounds and Ms. Kennan
         (Co-chairpersons), Ms. Baxter, and Messrs. Estin, Hill,
Jackson,
         Patterson, Shapiro, and Thorndike.

         Officers and other information.  In addition to George
Putnam and
         Lawrence J. Lasser, the officers of your fund are as follows:


Year first

elected to
         Name (age)                    Office
office

-----------------------------------------------------------------

         Charles E. Porter (58)        Executive Vice President
19__
         Patricia C. Flaherty (49)     Senior Vice President
19__
         John D. Hughes (61)           Senior Vice President &

                                        Treasurer
19__
         Gordon H. Silver (49)         Vice President
19__
         Peter Carman (55)             Vice President
19__
         Steven L. Kirson*(  )         Vice President
19__
         Michael J. Mufson*(33)        Vice President
19__
         Brett C. Browchuk (33)        Vice President
19__
         Daniel L. Miller (39)         Vice President
19__
         John J. Morgan, Jr. (56)      Vice President
19__
         William N. Shiebler**(54)     Vice President
19__
         John R. Verani (57)           Vice President
19__
         Paul M. O'Neil (43)           Vice President
19__
         Beverly Marcus (52)           Clerk
19__

-----------------------------------------------------------------
---

         *  One of the fund's portfolio managers
         ** President of Putnam Mutual Funds

         All of the officers of your fund are employees of Putnam
Management or
         its affiliates.  Because of their positions with Putnam
Management or
         its affiliates or their ownership of stock of Marsh &
McLennan
         Companies, Inc., the parent corporation of Putnam
Management and
         Putnam Mutual Funds, Messrs. Putnam, George Putnam, III,
Lasser and
         Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund.

         Assets and shares outstanding of your fund as of[______________]

         Net assets










































































































































































































































































































































































































































































































































































































































































































































































































































































































































































































                [$        ]

         Class A shares outstanding
         and authorized to vote










































































































































































































































































































































































































































































































































































































































































































































































































































































































































































































                     [       ] shares

         Class B shares outstanding
         and authorized to vote










































































































































































































































































































































































































































































































































































































































































































































































































































































































































































































                     [       ] shares

         Class M shares outstanding
         and authorized to vote










































































































































































































































































































































































































































































































































































































































































































































































































































































































































































































                      [      ] shares

         5% beneficial ownership of your fund as of [_____________]

         Persons beneficially owning more than 5% of the fund's class A shares

         (1)  [           ]










































































































































































































































































































































































































































































































































































































































































































































































































































































































































































































       [      ] shares or [    ]%

         Persons beneficially owning more than 5% of the fund's class B shares

         (1)  [           ]










































































































































































































































































































































































































































































































































































































































































































































































































































































































































































































       [      ] shares or [    ]%

         Persons beneficially owning more than 5% of the fund's class M shares

         (1)  [                     ]










































































































































































































































































































































































































































































































































































































































































































































































































































































































































































































                  [      ] shares or [   ]%

         PUTNAMINVESTMENTS
         The Putnam Funds

         One Post Office Square
         Boston, Massachusetts 02109
         Toll-free 1-800-225-1581

         PUTNAMINVESTMENTS

         This is your PROXY CARD.

         Please vote this proxy, sign it below, and return it promptly in the envelope provided.  Your vote is important.

         HAS YOUR ADDRESS CHANGED?
         Please use this form to notify us of any change in address or telephone number or to provide us with your comments.
Detach this
         form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

         Street

-----------------------------------------------------------------
---

         City                                   State         Zip


-----------------------------------------------------------------
---

         Telephone

-----------------------------------------------------------------
---

         DO YOU HAVE ANY COMMENTS?


-----------------------------------------------------------------
---


-----------------------------------------------------------------
---


-----------------------------------------------------------------
---

         DEAR SHAREHOLDER:

         Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

         THANK YOU!

-----------------------------------------------------------------
---

         Please fold at perforation before detaching.

         Proxy for a meeting of shareholders to be held on February 6, 1997 for
         Putnam OTC Emerging Growth Fund.

         This proxy is solicited on behalf of the Trustees of the fund.

         The undersigned shareholder hereby appoints George
Putnam, Hans H.
         Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of
         Putnam OTC Emerging Growth Fund on February 6, 1997, at
2:00 p.m.,
         Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

         If you complete and sign the proxy, we'll vote it exactly as you tell
         us. If you simply sign the proxy, it will be voted FOR electing
         Trustees as set forth in Proposal 1 and FOR each of the other
         Proposals listed below. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

         Note: If you have questions on any of the proposals, please call
                1-800-225-1581.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

         Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.


-----------------------------------------------------------------
---
         Shareholder sign here
Date


-----------------------------------------------------------------
---
         Co-owner sign here
Date

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE
NOMINEES FOR
         TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

         Please mark your choices / X / in blue or black ink.

         1.   Proposal to elect Trustees
              The nominees for Trustees are: J.A. Baxter, H.H.
Estin, J.A.
              Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
              D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
III, E. Shapiro,
              A.J.C. Smith and W.N. Thorndike.

         /  / FOR electing all the nominees
              (except as indicated to the contrary below)

         /  / WITHHOLD authority to vote for all nominees

         To withhold authority to vote for one or more of the nominees, write those nominees' names below:


-----------------------------------------------------------------
--

         PROPOSAL TO:

         2.     Ratify the selection       FOR      AGAINST
ABSTAIN
                of Coopers & Lybrand
                L.L.P. as the              /  /      /  /       /
/
                independent auditors
                of your fund.

         3.     Amend the fund's
                fundamental investment
                restriction with respect
                to:

           A.   Diversification.           /  /      /  /       /
/

           B.   Investments in the voting  /  /      /  /       /
/
                securities of a single
                issuer.

           C.   Making loans.              /  /      /  /       /
/

           D.            Investments in real
                estate.                    /  /      /  /       /
/

           E.            Concentration of its
                assets.                    /  /      /  /       /
/

           F.   Investments in             /  /      /  /       /
/
                commodities.

         4.     Eliminate the fund's
                fundamental investment
                restriction with respect
                to:

           A.   Investments in securities  /  /      /  /       /
/
                of issuers in which
                management of the fund
                or Putnam Investment
                Management owns securities.

           B.   Margin transactions.       /  /      /  /       /
/

           C.   Short sales.               /  /      /  /       /
/

           D.   Pledging assets.           /  /      /  /       /
/

           E.   Investments in             /  /      /  /       /
/
                restricted securities.

           F.   Investments in certain     /  /      /  /       /
/
                oil, gas and mineral
                interests.

           G.   Investing to gain          /  /      /  /       /
/
                control of a company's
                management.

           H.   Investments in other       /  /      /  /       /
/
                investment companies.

           I.   Options transactions.      /  /      /  /       /
/

           J.   Investments in real        /  /      /  /       /
/
                estate as prohibited
                by German law.

          lipsett/106290.111/proxys/otc2.wpf
         lipsett/106290.111/proxys/otc4.wpt